Prospectus Supplement	234669 5/06
dated May 16, 2006 to:

PUTNAM UTILITIES GROWTH AND INCOME FUND
Prospectus dated February 28, 2006

The information under the sub-heading “Investment management teams” in the section “Who manages the fund?” is supplemented to reflect that the members of the Global Equity Research and Core Fixed Income Teams who coordinate the teams’ management of the fund’s portfolio are now solely Michael Yogg (Portfolio Leader) and Kevin Murphy (Portfolio Member).